united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

Class A Shares (DAVAX)

Semi-Annual Report

March 31, 2015

1-855-445-9339

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder,

During the past six months, the markets have seen an overabundance of geo-political events that have caused much uncertainty. Financial news headlines are cluttered with debate of when the Federal Reserve might raise interest rates, the slow recovery of the Eurozone, and the debacle in Greece. In continuation, commodities have been under extreme pressure with oil seeing a significant drop in price. One commodity that has withstood the headwinds and noise in the markets has been gold; we recently released on our webpage a report with our current outlook in regards to gold and encourage you to review our findings if you have not yet done so.

Performance

The Fund has finished the last six months relatively flat, attributed by a takeover of Doral Bank. Doral Bank (DRL) was taken over by the FDIC in a change of stance over accounting of Puerto Rico government’s payable due to Doral Bank. Though Doral Bank won in court that the government owed them as indicated on their balance sheet, when the government appealed the decision, the FDIC opted to not allow Doral to continue to count the payable as collateral. Nor did the FDIC provide any timeframe for Doral to make adjustments, hence the takeover.

In exclusion of Doral, the Fund would have otherwise finished a respectable quarter. The performance for the period October 1 to March 31st was -0.83%, underperforming the S&P 1500 Pure Value Index with 7.34% return. Despite stagnation, the Fund collected over $320,000 in option call premiums, writing over 10,000 option contracts. We continue to remain adamant in seeking premium on underlying positions as a hedging measure during current market volatility. Premium received through call option writing and the exercise of options seeks to reduce the net cost of the underlying security and contributes in aggregate to the total return of the fund.

Outlook

While our current positions have underperformed in the short term, we remain optimistically positive moving forward. We continue to openly communicate with our companies, speaking with executive management to gain their perspective of pricing pressures, determining whether it’s a systemic problem or continued market discounting. Adhering to our Absolute Value investing philosophy patience is paramount to our strategy. The fund continues to be well positioned with the largest holdings remaining significantly undervalued from a fundamental standpoint.

MBIA, Inc. (MBI) (23.6%) remains significantly undervalued from our valuation metrics. National, a subsidiary of MBIA, stands as the largest municipal-only bond insurer by total gross insured par outstanding: $222.3 billion as of December 31, 2014. AA+ rating was granted to National by popular rating agencies with sufficient capital reserves to be granted AAA rating.

4373-NLD-5/29/2015

1

National has been relatively sluggish in writing insurance since the credit crunch, but has of late been aggressively pursuing insurance writings with the fruition of such actions in the quarters to come. In accordance, we see any action by the Fed as a healthy tailwind for MBIA.

American Superconductor Corporation (AMSC) (14.9%) has reached all of its major goals set forth and, from a valuation stand point, appears to be undervalued. AMSC has reached agreements with the U.S. Navy for High Temperature Superconductor (HTS) Equipment and the Homeland Security Resilient Electric Grid Utility Group. Additionally, AMSC demonstrated its ability to raise $22.5 million in Q1FY15 further solidifying the migration to alternative energies and the growing demand for AMSC’s product solutions. We expect AMSC’s positive momentum to propel its market recognition in the coming quarters.

Berkshire Hathaway recently concluded their annual shareholder meeting and 50th anniversary of a profitable partnership. In recollection, Berkshire faced great criticism with market drops of nearly 50% during the bull markets in the late 1980s and 1990s. Through which time, it took five plus years before Berkshire fully recovered, yet long term goals were never swayed. Despite a lackluster six months, we believe the Fund is well positioned for upside due to our stringent valuation measures and due diligence in market mispricing. We remain deeply rooted in our Absolute Value investing philosophy which takes 3-5 years to fully materialize.

4373-NLD-5/29/2015

2

Footprints Discover Value Fund
Portfolio Review (Unaudited)

The Fund’s performance figures for the periods ending March 31, 2015, compared to its benchmark:

Total Returns as of March 31, 2015
		Annualized Since
	Six Months	Inception*

Footprints Discover Value Fund	(0.83)%	(10.34)%
Footprints Discover Value Fund with load	(6.49)%	(12.67)%
S&P Composite 1500 Pure Value Index	7.34%	21.89%

*	Fund commenced operations on December 31, 2012.

S&P Composite 1500 Pure Value Index is comprised of the pure value index constituents of the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Per the fee table in the Fund’s February 1, 2015 prospectus, the gross annual operating expenses for the Fund’s Class A shares is 3.97%. Class A shares are also subject to a maximum sales charge of 5.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-855-445-9339.

PORTFOLIO COMPOSITION** (Unaudited)

Insurance	26.8%
Short-Term Investments	9.8%
Telecommunications	9.8%
Semiconductors	9.4%
Diversified Financial Services	9.1%
Computers	7.0%
Electrical Components & Equipment	6.5%
Commerical Services	5.1%
Energy-Alternate Sources	4.6%
Transportation	4.5%
Exchange-Traded Fund	4.3%
Oil & Gas Services	3.7%
Options	(0.6)%
100.0%

** Based on Portfolio Market Value as of March 31, 2015.
3

Footprints Discover Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2015

Shares		Fair Value
	COMMON STOCK - 80.5%
	COMMERICAL SERVICES - 5.0%
26,000	Perceptron, Inc. #	$351,260

	COMPUTERS - 6.8%
118,674	Imation Corp. * #	478,256

	DIVERSIFIED FINANCIAL SERVICES - 8.9%
100,000	First Marblehead Corp. *	623,000

	ELECTRICAL COMPONENTS & EQUIPMENT - 6.3%
68,647	American Superconductor Corp. *	442,087

	ENERGY-ALTERNATE SOURCES - 4.6%
33,200	JA Solar Holdings Co., Ltd. - ADR * #	317,392

	INSURANCE - 21.9%
164,700	MBIA, Inc. *	1,531,710

	OIL & GAS SERVICES - 3.6%
115,591	ION Geophysical Corp. *	250,833

	SEMICONDUCTORS - 9.3%
123,411	AXT, Inc. *	331,976
18,207	Ultratech, Inc. *	315,709
		647,685
	TELECOMMUNICATIONS - 9.7%
17,000	Comverse, Inc. * #	334,900
6,300	Level 3 Communications, Inc. *	339,192
		674,092
	TRANSPORTATION - 4.4%
50,000	Diana Shopping, Inc. *	306,000

	TOTAL COMMON STOCK (Cost - $6,442,581)	5,622,315

	EXCHANGE-TRADED FUND - 4.3%
	EQUITY FUND - 4.3%
27,000	Global X FTSE Greece 20 ETF
	TOTAL EXCHANGE-TRADED FUND (Cost - $357,247)	297,540

	PREFERRED STOCK - 4.4%
	INSURANCE - 4.4%
10	MBIA Insurance Corp., 4.72%
	TOTAL PREFERRED STOCK (Cost - $590,000)	310,000

The accompanying notes are an integral part of these financial statements.

4

Footprints Discover Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2015

Shares		Fair Value
	SHORT-TERM INVESTMENTS - 9.6%
	MONEY MARKET FUND - 9.6%
672,089	Dreyfus Treasury & Agency Cash Management - Institutional Shares, 0.01%+	$672,089

	TOTAL SHORT-TERM INVESTMENTS (Cost - $672,089)

	TOTAL INVESTMENTS (Cost - $8,061,917) (a) - 98.8%	$6,901,944
	OPTION CONTRACTS WRITTEN (Premiums Received - $60,909) - (0.6)%	(43,740)
	OTHER ASSETS LESS LIABILITIES - 1.8%	126,798
	NET ASSETS - 100.0%	$6,985,002

Contracts**
	CALL OPTION CONTRACTS WRITTEN* - (0.6)%
	COMMERICAL SERVICES - (0.4)%
(260)	Perceptron, Inc.
	Expiration April 2015, Exercise Price $12.50	$(28,600)
	COMPUTERS - (0.0)%
(1,186)	Imation Corp.
	Expiration March 2015, Exercise Price $4.00	—
	ENERGY-ALTERNATE SOURCES - (0.1)%
(332)	JA Solar Holdings Co., Ltd.
	Expiration April 2015, Exercise Price $10.00	(6,640)
	TELECOMMUNICATIONS - (0.1)%
(170)	Comverse, Inc.
	Expiration April 2015, Exercise Price $20.00	(8,500)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums Received - $60,909)	$(43,740)

ADR - American Depositary Receipts

*	Non-Income producing security.

**	Each option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

+	Interest rate reflects seven-day effective yield on March 31, 2015.

#	Subject to call option written

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,002,287 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$571,131
Unrealized depreciation	(1,715,214)
Net unrealized depreciation	$(1,144,083)

The accompanying notes are an integral part of these financial statements.

5

Footprints Discover Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2015

Assets:
Investments at Fair Value (identified cost $8,061,917)	$6,901,944
Receivable for Investments Sold	148,107
Receivable for Fund Shares Sold	1,984
Due from Adviser	5,575
Prepaid Expenses and Other Assets	5,270
Total Assets	7,062,880

Liabilities:
Option Contracts Written - (premiums received $60,909)	43,740
Payable for Securities Purchased - Options	7,910
Accrued Distribution Fees	1,538
Accrued Expenses and Other Liabilities	24,690
Total Liabilities	77,878

Net Assets	$6,985,002

Composition of Net Assets:
At March 31, 2015, Net Assets consisted of:
Paid-in-Capital	$9,857,284
Undistributed Net Investment Loss	(71,554)
Accumulated Net Realized Loss From Investments and Option Contracts	(1,657,924)
Net Unrealized Depreciation on Investments and Option Contracts	(1,142,804)
Net Assets	$6,985,002

Net Asset Value Per Share
Class A Shares
Net Assets	$6,985,002

Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	969,356
Net Asset Value and Redemption Price per Share ($6,985,002/969,356 shares outstanding)(a)	$7.21
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)(a)	$7.65

(a)	Redemption of shares held less than 90 days may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

6

Footprints Discover Value Fund
STATEMENT OF OPERATIONS (Unaudited)
March 31, 2015

Investment Income:
Interest Income	$25
Total Investment Income	25

Expenses:
Investment Advisory Fees	43,338
Administration Fees	19,084
Transfer Agent Fees	12,444
Fund Accounting Fees	11,199
Distribution Fees	8,677
Audit Fees	7,730
Legal Fees	7,384
Chief Compliance Officer Fees	6,982
Printing Expense	5,582
Trustees’ Fees	5,485
Registration and Filing Fees	4,987
Custody Fees	2,493
Insurance Expense	499
Miscellaneous Expenses	997
Total Expenses	136,881
Less: Fees Waived/Expenses Reimbursed by Adviser	(69,225)
Net Expenses	67,656
Net Investment Loss	(67,631)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on:
Investments	(976,068)
Options Written	(222,192)
(1,198,260)
Net Change in Unrealized Appreciation on:
Investments	1,181,853
Options Written	17,169
1,199,022

Net Realized and Unrealized Gain on Investments	762

Net Decrease in Net Assets Resulting From Operations	$(66,869)

The accompanying notes are an integral part of these financial statements.

7

Footprints Discover Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2015	September 30, 2014
Operations:	(Unaudited)
Net Investment Loss	$(67,631)	$(166,754)
Net Realized Loss on Investments and Options Written	(1,198,260)	(251,813)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Written	1,199,022	(1,968,197)
Net Decrease in Net Assets Resulting From Operations	(66,869)	(2,386,764)

Distributions to Shareholders From:
Capital Gains:
Class A ($0.00 and $0.73 per share, respectively)	—	(658,479)
Total Distributions to Shareholders	—	(658,479)

Capital Share Transactions:
Class A
Proceeds from Shares Issued	385,393	1,049,789
Distributions Reinvested	—	658,479
Cost of Shares Redeemed	(343,857)	(1,052,960)
Redemption Fees	—	8
Net Increase from Capital Share Transactions	41,536	655,316

Total Decrease in Net Assets	(25,333)	(2,389,927)

Net Assets:
Beginning of Period	7,010,335	9,400,262
End of Period (including undistributed net investment loss of $71,554 and $3,923)	$6,985,002	$7,010,335

SHARE ACTIVITY
Class A
Shares Sold	52,774	115,955
Shares Reinvested	—	77,015
Shares Redeemed	(47,735)	(123,416)
Net increase in shares of beneficial interest outstanding	5,039	69,554

The accompanying notes are an integral part of these financial statements.

8

Footprints Discover Value Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class A
	For the Six Months	For the Year	For the Period From
	Ended	Ended	December 31, 2012 (1)
	March 31, 2015	September 30, 2014	to September 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$7.27	$10.51	$10.00
From Operations:
Net investment loss (a)	(0.07)	(0.17)	(0.14)
Net gain (loss) from investments (both realized and unrealized)	0.01	(2.34)	0.65
Total from operations	(0.06)	(2.51)	0.51

Distributions to shareholders from net realized gains	—	(0.73)	—
Total distributions	—	(0.73)	—

Paid in capital from redemption fees	—	0.00 (e)	0.00 (e)

Net Asset Value, End of Period	$7.21	$7.27	$10.51

Total Return (b)(d)	(0.83)%	(24.92)%	5.10%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,985	$7,010	$9,400
Ratio of expenses to average net assets, before reimbursement (c)	3.95%	3.95%	4.95%
net of reimbursement (c)	1.95%	1.95%	1.95%
Ratio of net investment loss to average net assets (c)	(1.95)%	(1.95)%	(1.81)%
Portfolio turnover rate (d)	42%	109%	107%

(1)	Footprints Discover Value Fund commenced operations on December 31, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not absorbed a portion of the expenses, total return would have been lower.

(c)	Annualized.

(d)	Not annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

9

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2015

1.	ORGANIZATION

The Footprints Discover Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund has four classes of shares: Class A shares, Class C shares, Class I shares and Class N shares. Class C, Class I and Class N shares are not currently offered. Each class represents an interest in the same assets of the Fund but has different expenses. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Adviser’s discretion. The primary investment objective of the Fund is total return from capital appreciation and income. The Fund commenced operations on December 31, 2012.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the

10

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

11

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$5,622,315	$—	$—	$5,622,315
Exchange-Traded Fund	297,540	—	—	297,540
Preferred Stock	—	—	310,000	310,000
Short-Term Investments	672,089	—	—	672,089
Total	$6,591,944	$—	$310,000	$6,901,944
Liabilities*
Options Written	$43,740	$—	$—	$43,740

*	See Portfolio of Investments for industry classifications.

There were no transfers between levels during the current period. It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Preferred Stock
Beginning Balance	$410,000
Cost of purchases	—
Proceeds from sales	—
Net Transfers in/out of Level 3	—
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(100,000)
Ending balance	$310,000

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2015 is $(100,000).

The significant unobservable inputs used in fair value measurement of the preferred stock relates to assumptions used by the Fund’s broker. The preferred stock broker quote is derived using a discounted cash flow model, and while the underlying company is publically traded, some of the assumptions used by the broker in developing that discounted cash flow are not observable. These inputs include the discount rate or yield and the term to maturity used. Significant increases (decreases) in the discount rate or yield and term to maturity would have a direct and proportional impact to fair value.

In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Fund does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. The Fund is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a

12

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As the writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

As of March 31, 2015, the amount of unrealized appreciation (depreciation) and realized gain (loss) on option contracts subject to equity price risk amounted to $17,169 and $(222,192), respectively. Such figures can be found on the Statement of Assets and Liabilities and Statement of Operations.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. During the six months ended March 31, 2015, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2015.

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received	Net Amount
Written Options	$43,740	$—	$43,740	$—	$43,740	$—
Total	$43,740	$—	$43,740	$—	$43,740	$—

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The

13

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 and 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Footprints Asset Management & Research, Inc. (the “Adviser”), serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the management of the Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. Prior to January 1, 2015, the Adviser was paid an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended March 31, 2015, the Adviser earned advisory fees of $43,338.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until January 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) do not exceed 1.95% of the daily average net assets of the Class A shares of the Fund (the “Expense Limitation”). For the six months ended March 31, 2015, the Adviser waived and reimbursed fees of $69,225.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses attributable to Class A

14

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Pursuant to the Waiver Agreement, cumulative expenses subject to recapture are $328,743 and the amounts will expire on September 30, 2016 - $157,992 and September 30, 2017 - $170,751.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $8,677 in distribution fees for Class A shares were incurred during the six months ended March 31, 2015.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2015, the Distributor received no underwriting commissions for sales of Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2015, amounted to $3,871,916 and $2,678,550, respectively.

5.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the six months ended March 31, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written	7,639	214,028
Options closed	(2,930)	(90,840)
Options exercised	(1,454)	(41,317)
Options expired	(1,307)	(20,962)
Options outstanding, end of period	1,948	$60,909
15

The Footprints Discover Value Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. For the six months ended March 31, 2015, the Fund received no redemption fees.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2014 was as follows:

Fiscal Year Ended
September 30, 2014
Ordinary Income	$658,479
Long-Term Capital Gain	—
Return of Capital	—
$658,479

There was no distribution for fiscal year ended September 30, 2013.

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$—	$(462,309)	$(2,343,104)	$(2,805,413)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $462,309.

The difference between book basis and tax basis unrealized depreciation, and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the period ended September 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$162,831	$(162,831)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

Footprints Discover Value Fund
EXPENSES EXAMPLE (Unaudited)
March 31, 2015

As a shareholder of the Footprints Discover Value Fund (the “Fund”) you incur two types of costs: (1) transactional costs, such as sales charges imposed on purchases and (2) ongoing costs, including management fees, distribution and/or shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Annualized
	Account Value	Ending Account	Expense	Expenses Paid During
	(10/1/14)	Value (3/31/15)	Ratio	the Period*
Actual
Class A	$1,000.00	$ 991.70	1.95%	$9.68

Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.21	1.95%	$9.80

*	Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.95% multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).
17

The Footprints Discover Value Fund
ADDITIONAL INFORMATION (Unaudited)

Renewal of Advisory Agreement – Footprints Discover Value Fund

In connection with a meeting held on November 19, 2014, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”), between Footprints Asset Management & Research (“FAMR”) and the Trust, on behalf of the Footprints Discover Value Fund (the “Fund”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that FAMR was established in 2003 and specializes in value investing for individuals, family offices and institutions through separately managed accounts and a mutual fund. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and noted that the investment team has over 39 years of combined investment experience. The Board reviewed FAMR’s investment process, referred to as the Investment Cycle, and noted it is structured around five points in the lifecycle of an investment: source ideas, research process, acquire process, hold process, and exit process. The Board observed that this process appears to involve in-depth analysis of each potential investment and utilizes technical analysis to identify an optimal price range to acquire the potential securities. The Trustees noted that FAMR uses covered call options to hedge against investment risk. The Board observed that FAMR monitors compliance with the Fund’s limitations by importing the daily positions into a spreadsheet that is reviewed regularly. The Board reviewed FAMR’s best execution and broker-dealer selection process and was satisfied that FAMR conducts periodic assessments of the broker-dealer services. The Board noted that FAMR quickly addressed minor control deficiencies revealed in a 2013 SEC exam and that there have been no material compliance or litigation issues reported since the last approval of the Advisory Agreement. The Board expressed their belief that FAMR is resolute in its commitment to the Fund and concluded that, while the Fund’s performance will be monitored closely by the Board, FAMR has the ability to continue to provide quality service to the Fund and its shareholders.

Performance. The Board reviewed the performance of the Fund, noting it has significantly underperformed its benchmark, peer group and Morningstar category for each of the one year and since inception periods. The Board noted that a portion of the underperformance can be explained due to the fact that the Fund as the Fund was initially registered as a diversified mutual fund and, because of this, the Fund did not become fully invested until June 2013, missing some significant market gains. The Board expressed its

18

The Footprints Discover Value Fund
ADDITIONAL INFORMATION (Unaudited)

disappointment with the performance, but recognized that the Fund has not gone through a full market cycle and it believes that FAMR has made adjustments to its strategy that may provide better performance in the future. The Board concluded that FAMR has the potential to provide the Fund and its shareholders with satisfactory performance in the future and will continue to closely monitor the Fund’s performance.

Fees and Expenses. The Board noted that FAMR previously charged the Fund a management fee of 1.50%, but in response to a request from the Board, agreed to reduce the management fee by one-third to 1.00%. The Board observed that the new management fee compares favorably to the peer group average, but is higher than the Morningstar category average, though within the Morningstar category range. The Board noted that the Fund’s expense ratio is lower than both the Morningstar category and peer group average. Further, the Board noted that FAMR has taken the initiative to help reduce the Fund’s total expense in other ways through working with the Fund’s administrator to reduce the Fund’s administration fee by one-third. The Board commented that that these actions have demonstrated FAMR’s commitment to the continued management of the Fund, and, after discussion, concluded that the management fee is reasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospect for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints, particularly in light of the fee reduction agreed to by FAMR. However, a representative of FAMR agreed that, as the Fund grows and FAMR achieves economies of scale, it would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with FAMR’s advisory relationship with Footprints, noting that FAMR is incurring significant losses as a result of the adviser’s agreement to limit the Fund’s expenses. After discussion, the Trustees concluded the level of profit realized by FAMR in connection with its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from FAMR as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Footprints.

19

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-493-4603
20

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.
21

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-445-9339 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-445-9339

Investment Adviser
Footprints Asset Management & Research, Inc.
11422 Miracle Hills Drive, Suite 208
Omaha, NE 68154

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 6/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 6/4/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer

Date 6/4/15